Consolidated Statements of Changes in Shareholders' Equity (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Comprehensive income:
Change in overfunded position in pension and post retirement benefit plans arising during the year, pre-tax	$ (4,753)	$ 1,827	$ 3,792
Amortization of prior service cost on pension and post retirement plans, before tax	177	216	38
Unrealized net holding gain (loss) on securities available-for-sale arising during the period, before tax	9,062	(2,979)	(1,641)
Reclassification adjustment for net gain realized in net income during the year	$ 1,428	$ 3,352	$ 1,848
Cash dividend declared (in dollars per share)	$ 0.2625	$ 0.2563	$ 0.2975
Sale of treasury stock (in shares)	545,236	478,482	567,500
Net proceeds from stock offering (in shares)	15,640,000
Issuance of restricted stock (in shares)	106,000